UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 8, 2015

FedEx Corporation

(Exact name of registrant as specified in its charter)

Commission File Number 1-15829

Delaware	62-1721435
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

942 South Shady Grove Road, Memphis, Tennessee	38120
(Address of principal executive offices)	(ZIP Code)

Registrant’s telephone number, including area code: (901) 818-7500

Federal Express Corporation

(Exact name of registrant as specified in its charter)

Commission File Number 1-7806

Delaware	71-0427007
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

3610 Hacks Cross Road, Memphis, Tennessee	38125
(Address of principal executive offices)	(ZIP Code)

Registrant’s telephone number, including area code: (901) 369-3600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 2.	FINANCIAL INFORMATION.

Item 2.02.	Results of Operations and Financial Condition.

On June 12, 2015, FedEx Corporation (“FedEx”) announced a change to its accounting method for recognizing actuarial gains and losses for defined benefit pension and other postretirement benefits. This method of accounting is referred to as mark-to-market (“MTM”) accounting. Historically FedEx has recognized actuarial gains and losses, subject to a corridor, by amortizing them into operating results over the average future service period of active employees in these plans. FedEx has elected to immediately recognize actuarial gains and losses in its consolidated operating results in the year in which the gains and losses occur. This change will provide greater transparency into operating results by more quickly recognizing the effects of economic and interest rate conditions on plan obligations, investments and assumptions. The actuarial gains and losses are measured annually as of May 31 and, accordingly, will be recorded during the fourth quarter. In addition, for purposes of calculating the expected return on plan assets, FedEx will no longer use an averaging technique permitted under Generally Accepted Accounting Principles for the market-related value of plan assets but instead will use actual fair value of plan assets. FedEx will apply these changes retrospectively.

FedEx’s operating segment results follow internal management reporting, which is used for making operating decisions and assessing performance. Historically, total benefit cost was allocated to each segment. FedEx will continue to record service cost, interest cost and expected return on plan assets at the business segments. The projected impact of these items will be included in the company’s annual earnings guidance. Annual recognition of actuarial gains and losses (the “MTM adjustment”) will be reflected in FedEx’s segment results only at the corporate level.

Additionally, although the actual asset returns are recognized in each fiscal year through the MTM adjustment, we continue to recognize an expected return on assets “(EROA”) in the determination of net pension cost. At the segment level, we have set our EROA at 6.5% for all periods presented, which will equal our consolidated EROA assumption for fiscal 2016. FedEx has adjusted prior-period segment information to conform to the current period’s presentation.

These changes will be effective with the reporting of operating results for the year ended May 31, 2015, with an estimated noncash, pre-tax charge of $2.2 billion for the fourth quarter of fiscal 2015 ($1.4 billion, net of tax, or $4.88 per diluted share for the fourth quarter and $4.81 per diluted share for fiscal 2015).

These changes will have no effect on employees’ pension benefits or the funding requirements for any of FedEx’s pension plans.

Attached as Exhibit 99.1 is a copy of FedEx’s press release dated June 12, 2015, announcing the change to MTM pension accounting. Attached as Exhibit 99.2 are adjusted annual consolidated and segment financial results for fiscal 2013, adjusted annual and quarterly consolidated and segment financial results for fiscal 2014, and adjusted consolidated and segment financial results for the first three quarters of fiscal 2015. The press release and the adjusted financial results are being furnished pursuant to Item 2.02 of Form 8-K and General Instruction B.2 thereunder. The information in the exhibits shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

SECTION 5.	CORPORATE GOVERNANCE AND MANAGEMENT.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Exclusion of Certain Items from AIC and LTI Plans. On June 8, 2015, the Board of Directors of FedEx Corporation, upon the recommendation of its Compensation Committee, decided that it was in the best interests of the company and its shareowners to exclude certain items from fiscal 2015 earnings for purposes of FedEx’s fiscal 2015 annual incentive compensation (“AIC”) plan and FedEx’s FY13–FY15, FY14–FY16 and FY15–FY17 long-term incentive (“LTI”) plans. For purposes of these plans, fiscal 2015 earnings will be adjusted to exclude: (i) the previously announced $276 million of aircraft impairment and related charges recorded in the fourth quarter of fiscal 2015; (ii) the impact of the pension accounting changes described above in Item 2.02; and (iii) the charge described below in Item 8.01. By excluding these charges, payouts, if any, under these plans will more accurately reflect FedEx’s core financial performance in fiscal 2015. In addition, the MTM adjustment will be excluded from fiscal 2016 and fiscal 2017 earnings for purposes of the FY14–FY16 and FY15–FY17 LTI plans.

SECTION 8.	OTHER EVENTS.

Item 8.01.	Other Events.

On June 12, 2015, FedEx announced that FedEx Ground has reached an agreement in principle with the plaintiffs in the independent contractor litigation that is pending in the United States District Court for the Northern District of California to settle the matter for $228 million. The settlement is subject to court approval. As a consequence, a charge of $197 million ($133 million, net of tax, or $0.47 per diluted share for the fourth quarter and $0.46 per diluted share for fiscal 2015) was recorded in the fourth quarter of fiscal 2015 to increase the reserve for this matter to the amount of the settlement.

CAUTIONARY LANGUAGE CONCERNING FORWARD-LOOKING STATEMENTS

Certain statements contained in this filing may be considered forward-looking statements, such as statements relating to management’s views with respect to future events and financial performance. Such forward-looking statements are subject to risks, uncertainties and other factors which could cause actual results to differ materially from historical experience or from future results expressed or implied by such forward-looking statements. Potential risks and uncertainties include, but are not limited to, economic conditions in the global markets in which we operate, our ability to execute on our profit improvement programs, legal challenges or changes related to FedEx Ground’s owner-operators, new U.S. domestic or international government regulation, the impact from any terrorist activities or international conflicts, our ability to effectively operate, integrate and leverage acquired businesses, changes in fuel prices and currency exchange rates, our ability to match capacity to shifting volume levels and other factors which can be found in FedEx’s and its subsidiaries’ press releases and filings with the Securities and Exchange Commission.

SECTION 9.	FINANCIAL STATEMENTS AND EXHIBITS.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits. The following exhibits are being furnished as part of this Report.

Exhibit Number	Description

99.1	Press Release of FedEx Corporation dated June 12, 2015.

99.2	FedEx Corporation unaudited historical financial information adjusted for changes to its methods of accounting for actuarial gains and losses and the calculation of expected return on plan assets for all of its pension and other postretirement benefit plans.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

FedEx Corporation

Date: June 12, 2015	By:	/s/ John L. Merino
John L. Merino
Corporate Vice President and Principal Accounting Officer

Federal Express Corporation

Date: June 12, 2015	By:	/s/ Elise L. Jordan
Elise L. Jordan
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release of FedEx Corporation dated June 12, 2015.

99.2	FedEx Corporation unaudited historical financial information adjusted for changes to its methods of accounting for actuarial gains and losses and the calculation of expected return on plan assets for all of its pension and other postretirement benefit plans.